Filed Pursuant to Rule 433
                                                         File No.: 333-130174-01

IMPORTANT NOTICE REGARDING THESE MATERIALS

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

IRS CIRCULAR 230 NOTICE THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

------------------------------------------------------------------------------------------------------------------------------------
Loan Number                 Property Name                                                   PML (%)        Earthquake Insurance
------------------------------------------------------------------------------------------------------------------------------------
3404418                     Shoppes at Koch Park                                                               No
3405114                     Owens Corning Industrial                                                           No
760059062                   Walgreens-Grove, OK                                                                Yes
760062442                   Sealy NW Business Center                                                           Yes
760062843                   Tri Park Portfolio                                                                 No
760063423                   Indian Woods                                                                       No
760063462                   Innovation Court Business Center                                    12.0%          No
760066382                   Rivermont Apartments                                                               No
20061959                    5200 Alameda                                                        15.0%          Yes
20072132                    New Trier Bakersfield                                               4.0%           Yes
20062007                    Barloworld Distribution                                                            Yes
20061890                    Rite Aid - 302 West Robb                                                           Yes
3405106                     Skyline Portfolio                                                                  Yes
3404790                     Pacific Shores                                                      14.0%          Yes
3404243                     111 Livingston Street                                                              No
3404760                     Doubletree Irvine Spectrum                                          15.0%          Yes
59738                       Piero Apartments                                                    10.0%          No
3402916                     5 Marine View Plaza                                                                Yes
3404464                     Lebanon Plaza                                                                      Yes
3404504                     7700 Leesburg Pike                                                                 Yes
3404288                     Cypress Crossroads                                                  15.0%          No
3403981                     Clarion LaGuardia Airport Hotel                                                    No
3405015                     Backlick Plaza                                                                     Yes
3400385                     Ranch at City Park                                                                 No
3405142                     5th Avenue Station                                                                 Yes
3403693                     Rolling Hills Place                                                                Yes
3405038                     Arcadis - BBL HQ                                                                   No
3403932                     Matthews Plaza                                                                     Yes
3404853                     The Farrington                                                                     No
3402363                     Marsh Store 80                                                                     Yes
3402034                     Shops at Stadium Towers                                             8.2%           No
3402033                     Shops at Stadium Towers Hooters                                     8.2%           No
3404412                     Cypress Center                                                      11.0%          Yes
3405022                     Chestnut Court Apartments                                                          Yes
3404493                     700-710 Pelham Parkway                                                             Yes
3405248                     Mountain View Plaza                                                                No
3404407                     Hilton Village Shopping Center and Hilton Village Office Park                      Yes
3404309                     Crane Building                                                                     No
3404145                     PetsMart/Staples                                                    12.0%          No
3404972                     Hampton Inn West                                                                   No
3403968                     Eugene Medical Office Building                                      7.0%           No
3403985                     229 Fabricante                                                      9.0%           No
3403507                     Marshall's Plaza                                                                   No
58885                       Shops Under Target                                                                 Yes
3401332                     Holiday Inn Select Wilmington-Brandywine                                           Yes
3402373                     Marsh Store 31                                                                     Yes
3404389                     Holiday Inn Express Six Flags                                                      No
3404789                     Premier Self Storage -Toa Baja                                      6.0%           Yes
3402511                     Cornerstone Center                                                                 No
3402705                     Mission Viejo Town Center Phase 4                                   13.0%          No
3404487                     Northstate Storage Portfolio Myrtle Beach                                          Yes
3401538                     The Stanley Works                                                                  Yes
3404489                     Northstate Storage Portfolio Carolina Beach                                        Yes
3404946                     Chiodo Plaza                                                                       No
3404988                     2301 & 2321 East Del Amo Boulevard                                  24.0%          Yes
3404690                     Walgreens Rogers                                                                   Yes
3401773                     Gower Gulch Center                                                  12.0%          No
3402377                     Marsh Store 71                                                                     Yes
3404488                     Northstate Storage Portfolio Mineral Springs                                       Yes
3402376                     Marsh Store 95                                                                     Yes
3404486                     Northstate Storage Portfolio Swansboro                                             Yes
3404950                     631 & 645 Grant Avenue                                              19.0%          No
3404877                     Walgreen's - Mundelein, IL                                                         Yes
3403742                     Mill Creek Professional Building                                    12.0%          No
760049237                   WSG- Citrus Park                                                                   No
760049917                   McNary Oaks MHC                                                                    No
760052498                   Walden Providence                                                                  Yes
760053359                   Allison Pointe                                                                     No
760057118                   Harbor Landing                                                      12.0%          No
760058017                   Galleria Officentre                                                                Yes
760059322                   JMT Warehouse                                                                      No
760059505                   Granite Mall                                                                       No
760060822                   Tamarack East MHC                                                                  No
760061109                   Parkside Station                                                                   No
760061122                   One Airport Center                                                  12.0%          Yes
760061882                   Wachovia Plaza Roll Up                                                             No
760062264                   Downtown Plaza                                                                     No
760062845                   Flying Star Retail Portfolio                                                       No
760063162                   Goldstein Office Building                                                          No
760063304                   Mr. Van Gard Self Storage                                           16.0%          Yes
760063402                   Summer & Bedford Office                                                            No
760063444                   Raymour and Flanigan- King of Prussia                                              Yes
760063523                   Village Glen MHC                                                                   No
760063884                   Milam Building                                                                     No
760063984                   Briarwood MHC                                                                      No
760064043                   1111 High Road                                                                     No
760064143                   Clinton Parkway                                                                    No
760071110                   Lady Lake Shoppes                                                                  No
760064305                   Lloyd Baer Building                                                                No
760064422                   Bontierra Road                                                                     No
760064602                   Courtyard Chicago Glenview                                                         No
760064622                   Highlands MHC                                                                      No
760064623                   El Monte MHC                                                                       No
760064624                   Rialto I & II MHCs                                                                 No
760064625                   Bravo Estates                                                                      No
760064643                   North Empire Self Storage                                                          No
760064662                   Kern MHP                                                                           No
760064862                   Space Savers NW                                                     16.0%          No
760065009                   Hidden Village MHC                                                                 No
760065082                   Club Marina MHC                                                                    No
760065445                   Meadowbrook Apartments                                              17.0%          No
760065482                   Scotts Corner                                                                      Yes
760065523                   Scioto Estates MHC                                                                 No
760065684                   Kensington Town Center                                                             No
760065782                   Doubletree I Apartments                                                            Yes
760065783                   Paradise View Apartments                                                           Yes
760065784                   Lost Springs Apartments                                                            Yes
760065805                   Remcon Medical Office Portfolio                                                    No
760066002                   Mosier Manor                                                                       No
760066003                   Whispering Pines MHC                                                               No
760066445                   The Pointe at Wimbledon                                                            No
760066922                   Portland Fairview RV Resort                                                        No
760066962                   Park Apartments Phases I & II                                                      Yes
760067042                   Sloan Industrial Portfolio                                                         No
760067162                   Powers Professional Campus                                                         No
760067442                   Garden Gate Apartments                                                             No
760067742                   Nova Stor Self Storage                                              20.0%          No
760067743                   North Valley Self Storage                                           25.0%          No
760067823                   Conch Plaza                                                                        No
760067963                   Raymour and Flanigan - Poughkeepsie, NY                                            No
760068923                   Claycreek Mini Storage                                                             No
760069004                   Juniper Portfolio-Cumberland                                                       No
760069933                   Juniper Portfolio-Lakehurst                                                        No
760069442                   Viking Estates MHC                                                                 No
760069443                   Crystal Pointe MHC                                                                 No
760070284                   Wolfchase Galleria                                                                 Yes
20072086                    666 Fifth Avenue                                                                   Yes
20062043                    National Envelope                                                                  Yes
20061995                    Wyndham Jacksonville Riverwalk Hotel                                               No
20062018                    Oakridge Apartments                                                                Yes
20061438                    Springhill Suites - Burr Ridge                                                     No
20061437                    Springhill Suites - Elmhurst                                                       No
20061901                    Orchard Heights                                                     12.0%          Yes
20061970                    Westchester Portfolio                                                              No
20061994                    Arbor Station                                                                      No
20061928                    MWD Bolingbrook Industrial                                                         Yes
20062016                    Columbia Hotel Portfolio                                                           No
20072131                    New Trier Indianapolis                                                             Yes
20072130                    New Trier Gurnee                                                                   No
20062020                    Raytheon Building                                                                  No
20062077                    River Park Apartments                                                              Yes
20061993                    Stratford Village Apartments                                                       No
20061960                    Harbour Run Apartments                                                             No
20061952                    Holiday Inn Vail Apex                                                              No
20061978                    Fountain Plaza Medical Office                                                      No
20062026                    Thurms Estates MHP                                                                 No
20062005                    Holiday Inn-Bordeaux                                                               No
20072093                    Tecnofarma                                                                         No
20061963                    Ohio MHP Portfolio                                                                 No
20062048                    Galloway Apartments                                                                Yes
20061798                    Holiday Inn Hotel & Suites Pooler                                                  No
20061924                    Stone Ridge Apartments Phase II                                                    No
20061954                    Indiana MHP Portfolio                                                              No
20061955                    6820 Reseda Boulevard                                               17.0%          No
20061998                    Best Western Ellensburg                                                            No
20061816                    Hamilton Gardens                                                                   Yes
20061991                    Best Buy Stevens Point Wisconsin                                                   No
20062031                    Best Western - Astoria                                              9.0%           Yes
20061875                    14405 Lakeside Circle                                                              Yes
20061977                    Holland Gardens Apartments                                                         Yes
20061956                    The Atrium Offices                                                  14.0%          Yes
20061949                    Northern Tool Building                                                             Yes
20062029                    730 Daniel Webster Highway                                                         No
29175                       1242 Fulton Street                                                                 Yes
29863                       1604 Broadway                                                                      No
29243                       1865 Burnett Street                                                                No
29689                       2400 Augusta Office Building                                                       No
29490                       306-308 Knickerbocker Avenue                                                       Yes
29761                       931 Corporate Center Drive (HSBC)                                   16.0%          Yes
28739                       Albuquerque Portfolio                                                              Yes
29198                       Ashford Atrium                                                                     Yes
29886                       Atlantic Point Apartments                                                          No
29032                       Cortina Inn & Resort                                                               Yes
29199                       Court Square Office Building                                                       No
29082                       Crossing at Hobart                                                                 Yes
29793                       Deerfield Luxury Townhomes                                                         No
29059                       Erskine Village                                                                    Yes
29212                       Holiday Inn Express - Waterford                                                    No
29323                       Island Park                                                                        No
29733                       JP Morgan Portfolio                                                                Yes
29170                       Prospect Plaza La Jolla                                             14.0%          No
28416                       Magic Sands Mobile Home Park                                        13.0-17.0%     No
29258                       Manhattan Apartment Portfolio                                                      No
29638                       Mansions at Round Rock                                                             No
28989                       Media Center                                                        16.0%          No
29775                       Mirabella                                                                          No
29667                       Ocotillo Plaza                                                                     No
28348                       Palma Sorrento Apartments                                           16.0%          No
28346                       Villa Veneto Apartments                                             16.0%          No
29113                       Paragon Building                                                                   No
27963                       Presbyterian Plano Medical Office                                                  Yes
28893                       Roman Gardens Apartments                                            16.0%          No
28720                       Villa Teresa Mobile Home Park                                       12.0%          No
29464                       Wellpoint Office Tower                                              15.0%          Yes
29066                       The Enclave                                                                        Yes
27653                       Four Seasons Resort Maui                                            4.0%           Yes
28399                       Americold Portfolio                                                 Various        Yes
29022                       Mall of America                                                                    Yes

---------------------------------------------------------------------------------------------------------------------------
Loan Number    Date of Seismic Report    Date of Phase I Report     Date of Phase II Report (if applicable)  Grace Period
---------------------------------------------------------------------------------------------------------------------------
3404418                                  1/23/2007                                                           5
3405114                                  12/29/2006                                                          5
760059062                                2/20/2006                  3/14/2006                                5
760062442                                12/4/2006                                                           5
760062843                                Various                                                             5
760063423                                11/17/2006                                                          5
760063462      10/18/2006                10/17/2006                                                          5
760066382                                12/11/2006                                                          5
20061959       9/25/2006                 9/25/2006                                                           5
20072132       12/12/2006                1/30/2007                                                           5
20062007                                 1/10/2007                                                           5
20061890                                 11/30/2006                                                          5
3405106                                  1/5/2007                                                            3
3404790        12/4/2006                 11/30/2006                 11/15/2006                               0
3404243                                  12/13/2006                                                          0
3404760        1/23/2007                 1/23/2007                                                           5
59738          1/12/2007                 1/11/2007                                                           5
3402916                                  9/29/2006                                                           5
3404464                                  12/8/2006                                                           5
3404504                                  12/27/2006                                                          5
3404288        11/27/2006                11/27/2006                                                          5
3403981                                  1/25/2007                  1/25/2007                                0
3405015                                  12/1/2006                                                           5
3400385                                  4/17/2006                                                           5
3405142                                  1/18/2007                                                           5
3403693                                  11/8/2006                                                           5
3405038                                  Various                                                             1
3403932                                  12/21/2006                                                          5
3404853                                  12/26/2006                                                          5
3402363                                  10/2/2006                                                           5
3402034        8/7/2006                  8/24/2006                                                           5
3402033        8/7/2006                  8/24/2006                                                           5
3404412        11/29/2006                12/21/2006                                                          10
3405022                                  1/5/2007                                                            5
3404493                                  1/3/2007                                                            5
3405248                                  1/18/2007                                                           5
3404407                                  12/22/2006                                                          5
3404309                                  12/15/2006                                                          5
3404145        11/17/2006                11/17/2006                                                          5
3404972                                  12/22/2006                                                          5
3403968        12/13/2006                12/13/2006                                                          5
3403985        10/30/2006                11/17/2006                                                          5
3403507                                  11/14/2006                                                          5
58885                                    3/14/2005                                                           5
3401332                                  1/11/2007                                                           5
3402373                                  9/29/2006                                                           5
3404389                                  12/18/2006                                                          5
3404789        11/21/2006                11/21/2006                                                          5
3402511                                  12/19/2006                                                          5
3402705        1/5/2007                  1/5/2007                                                            5
3404487                                  12/28/2006                                                          5
3401538                                  10/26/2006                                                          5
3404489                                  12/28/2006                                                          5
3404946                                  1/3/2007                                                            5
3404988        12/20/2006                12/8/2006                                                           5
3404690                                  2/4/2007                                                            5
3401773        8/15/2006                 8/25/2006                                                           5
3402377                                  10/2/2006                                                           5
3404488                                  12/28/2006                                                          5
3402376                                  10/3/2006                                                           5
3404486                                  12/28/2006                                                          5
3404950        12/13/2006                12/13/2006                                                          5
3404877                                  1/8/2007                                                            5
3403742        12/21/2006                12/21/2006                                                          5
760049237                                6/5/2006                                                            5
760049917                                9/21/2006                                                           5
760052498                                5/10/2006                                                           5
760053359                                4/7/2006                                                            5
760057118      10/26/2006                11/6/2006                                                           5
760058017                                10/18/2006                                                          7
760059322                                10/4/2006                                                           5
760059505                                1/31/2007                                                           5
760060822                                10/6/2006                                                           5
760061109                                12/18/2006                                                          5
760061122      11/20/2006                11/26/2006                                                          5
760061882                                Various                                                             5
760062264                                10/18/2006                                                          5
760062845                                10/17/2006                                                          5
760063162                                10/22/2006                                                          5
760063304      10/20/2006                10/20/2006                                                          5
760063402                                10/25/2006                 Various                                  5
760063444                                11/15/2006                                                          5
760063523                                10/19/2006                                                          5
760063884                                10/24/2006                                                          5
760063984                                11/7/2006                                                           5
760064043                                10/25/2006                                                          5
760064143                                11/9/2006                                                           5
760071110                                12/8/2006                                                           5
760064305                                12/13/2006                                                          5
760064422                                11/3/2006                                                           5
760064602                                10/31/2006                                                          5
760064622                                11/2/2006                                                           5
760064623                                11/6/2006                                                           5
760064624                                11/1/2006                                                           5
760064625                                11/6/2006                                                           5
760064643                                12/8/2006                                                           5
760064662                                11/9/2006                                                           5
760064862      12/5/2006                 2/5/2007                                                            5
760065009                                11/7/2006                                                           5
760065082                                12/11/2006                                                          5
760065445      11/9/2006                 11/13/2006                                                          5
760065482                                11/21/2006                 12/7/2006                                5
760065523                                11/9/2006                                                           5
760065684                                11/30/2006                                                          5
760065782                                12/20/2006                                                          5
760065783                                12/15/2006                                                          5
760065784                                12/16/2006                                                          5
760065805                                Various                                                             5
760066002                                11/17/2006                                                          5
760066003                                2/2/2007                                                            5
760066445                                1/19/2007                                                           5
760066922                                1/11/2007                                                           5
760066962                                12/13/2006                                                          5
760067042                                12/8/2006                                                           5
760067162                                1/15/2007                                                           5
760067442                                1/10/2007                                                           5
760067742      1/11/2007                 1/16/2007                                                           5
760067743      1/11/2007                 1/16/2007                                                           5
760067823                                2/6/2007                                                            5
760067963                                1/30/2007                                                           5
760068923                                1/17/2007                                                           7
760069004                                1/19/2007                                                           5
760069933                                1/18/2007                                                           5
760069442                                2/5/2007                                                            5
760069443                                2/5/2007                                                            5
760070284                                2/28/2007                                                           5
20072086                                 1/2/2007                                                            0
20062043                                 12/26/2006                 Various                                  0
20061995                                 11/27/2006                                                          5
20062018                                 12/13/2006                                                          5
20061438                                 6/28/2006                                                           5
20061437                                 6/15/2006                                                           5
20061901       11/10/2006                11/8/2006                                                           5
20061970                                 11/8/2006                                                           5
20061994                                 1/11/2007                                                           5
20061928                                 1/23/2007                                                           5
20062016                                 12/6/2006                                                           5
20072131                                 1/30/2007                                                           5
20072130                                 1/31/2007                                                           5
20062020                                 12/27/2006                                                          5
20062077                                 1/19/2007                                                           5
20061993                                 1/11/2007                                                           5
20061960                                 1/12/2007                                                           5
20061952                                 11/17/2006                                                          5
20061978                                 11/16/2006                                                          5
20062026                                 1/24/2007                                                           5
20062005                                 12/19/2006                                                          5
20072093                                 1/25/2007                                                           5
20061963                                 11/14/2006                                                          5
20062048                                 1/8/2007                                                            5
20061798                                 9/20/2006                                                           5
20061924                                 12/15/2006                                                          5
20061954                                 2/1/2007                                                            5
20061955       11/28/2006                1/12/2007                                                           5
20061998                                 12/5/2006                                                           5
20061816                                 8/21/2006                  11/2/2006                                5
20061991                                 12/5/2006                                                           5
20062031       12/28/2006                12/28/2006                                                          5
20061875                                 9/11/2006                                                           5
20061977                                 12/21/2006                                                          5
20061956       11/10/2006                11/7/2006                                                           5
20061949                                 1/3/2007                                                            5
20062029                                 2/13/2007                                                           5
29175                                    1/12/2007                                                           5
29863                                    3/20/2007                                                           5
29243                                    1/25/2007                                                           5
29689                                    12/31/2006                                                          5
29490                                    2/21/2007                                                           5
29761          2/28/2007                 2/28/2007                                                           5
28739                                    1/19/2007                                                           5
29198                                    1/10/2007                                                           5
29886                                    3/19/2007                                                           5
29032                                    2/6/2007                                                            5
29199                                    1/15/2007                                                           5
29082                                    1/9/2007                                                            5
29793                                    3/20/2007                                                           5
29059                                    1/5/2007                                                            5
29212                                    9/1/2006                                                            5
29323                                    1/26/2007                                                           5
29733                                    2/13/2007                                                           5
29170          1/11/2007                 3/8/2007                                                            5
28416          10/26/2006                10/31/2006                                                          5
29258                                    Various                                                             5
29638                                    2/13/2007                                                           5
28989          1/30/2007                 1/23/2007                                                           5
29775                                    3/21/2007                                                           5
29667                                    3/2/2007                                                            5
28348          10/27/2006                10/30/2006                                                          5
28346          10/26/2006                10/30/2006                                                          5
29113                                    1/10/2007                                                           5
27963                                    8/31/2006                                                           5
28893          12/6/2006                 12/6/2006                                                           5
28720          1/17/2007                 1/15/2007                                                           5
29464          2/12/2007                 2/8/2007                                                            5
29066                                    2/14/2007                                                           5
27653          12/1/2006                 12/29/2006                                                          0
28399          Various                   Various                    Various                                  5
29022                                    11/1/2006                                                           0

----------------------------------------------------------------------------------------------
Loan Number     Subservicer (Yes/No     Subservicer                      Loan Purpose
----------------------------------------------------------------------------------------------
3404418         No                                                       Refinance
3405114         Yes                                                      Acquisition
760059062       No                                                       Refinance
760062442       Yes                     Holliday Fenoglio Fowler         Acquisition
760062843       No                                                       Refinance
760063423       No                                                       Refinance
760063462       No                                                       Refinance
760066382       Yes                     Holliday Fenoglio Fowler         Acquisition
20061959        No                                                       Refinance
20072132        No                                                       Acquisition
20062007        No                                                       Acquisition
20061890        No                                                       Acquisition
3405106         No                                                       Refinance
3404790         No                                                       Acquisition
3404243         No                                                       Refinance
3404760         No                                                       Refinance
59738           No                                                       Refinance
3402916         No                                                       Refinance
3404464         No                                                       Acquisition
3404504         No                                                       Refinance
3404288         No                                                       Refinance
3403981         No                                                       Acquisition
3405015         No                                                       Acquisition
3400385         Yes                     LJ Melody                        Acquisition
3405142         Yes                     LJ Melody                        Refinance
3403693         Yes                     NorthMarq                        Acquisition
3405038         No                                                       Acquisition
3403932         No                                                       Refinance
3404853         No                                                       Refinance
3402363         Yes                     Holliday Fenoglio Fowler         Acquisition
3402034         No                                                       Refinance
3402033         No                                                       Refinance
3404412         Yes                     Holliday Fenoglio Fowler         Acquisition
3405022         No                                                       Acquisition
3404493         No                                                       Acquisition
3405248         No                                                       Acquisition
3404407         No                                                       Refinance
3404309         No                                                       Refinance
3404145         No                                                       Refinance
3404972         No                                                       Acquisition
3403968         No                                                       Refinance
3403985         No                                                       Refinance
3403507         No                                                       Refinance
58885           No                                                       Acquisition
3401332         No                                                       Refinance
3402373         Yes                     Holliday Fenoglio Fowler         Acquisition
3404389         No                                                       Acquisition
3404789         No                                                       Acquisition
3402511         No                                                       Acquisition
3402705         No                                                       Refinance
3404487         No                                                       Refinance
3401538         No                                                       Acquisition
3404489         No                                                       Refinance
3404946         No                                                       Refinance
3404988         No                                                       Acquisition
3404690         No                                                       Refinance
3401773         No                                                       Refinance
3402377         Yes                     Holliday Fenoglio Fowler         Acquisition
3404488         No                                                       Refinance
3402376         Yes                     Holliday Fenoglio Fowler         Acquisition
3404486         No                                                       Refinance
3404950         No                                                       Refinance
3404877         No                                                       Refinance
3403742         No                                                       Refinance
760049237       No                                                       Refinance
760049917       No                                                       Acquisition
760052498       No                                                       Refinance
760053359       No                                                       Acquisition
760057118       No                                                       Refinance
760058017       No                                                       Acquisition
760059322       No                                                       Refinance
760059505       No                                                       Refinance
760060822       No                                                       Refinance
760061109       No                                                       Refinance
760061122       No                                                       Acquisition
760061882       No                                                       Refinance
760062264       No                                                       Refinance
760062845       No                                                       Refinance
760063162       No                                                       Acquisition
760063304       No                                                       Refinance
760063402       No                                                       Refinance
760063444       No                                                       Refinance
760063523       No                                                       Refinance
760063884       No                                                       Refinance
760063984       No                                                       Refinance
760064043       No                                                       Acquisition
760064143       No                                                       Refinance
760071110       No                                                       Refinance
760064305       No                                                       Refinance
760064422       No                                                       Refinance
760064602       No                                                       Acquisition
760064622       No                                                       Refinance
760064623       No                                                       Refinance
760064624       No                                                       Refinance
760064625       No                                                       Refinance
760064643       No                                                       Refinance
760064662       No                                                       Acquisition
760064862       No                                                       Refinance
760065009       No                                                       Acquisition
760065082       No                                                       Acquisition
760065445       No                                                       Refinance
760065482       No                                                       Refinance
760065523       No                                                       Acquisition
760065684       No                                                       Refinance
760065782       No                                                       Refinance
760065783       No                                                       Refinance
760065784       No                                                       Refinance
760065805       No                                                       Acquisition
760066002       No                                                       Refinance
760066003       No                                                       Refinance
760066445       No                                                       Refinance
760066922       No                                                       Refinance
760066962       No                                                       Refinance
760067042       No                                                       Acquisition
760067162       No                                                       Acquisition
760067442       No                                                       Acquisition
760067742       No                                                       Refinance
760067743       No                                                       Refinance
760067823       No                                                       Refinance
760067963       No                                                       Refinance
760068923       No                                                       Refinance
760069004       No                                                       Acquisition
760069933       No                                                       Acquisition
760069442       No                                                       Refinance
760069443       No                                                       Refinance
760070284       No                                                       Refinance
20072086        No                                                       Acquisition
20062043        No                                                       Acquisition
20061995        No                                                       Refinance
20062018        No                                                       Refinance
20061438        No                                                       Refinance
20061437        No                                                       Refinance
20061901        No                                                       Refinance
20061970        No                                                       Acquisition
20061994        No                                                       Refinance
20061928        No                                                       Refinance
20062016        No                                                       Acquisition
20072131        No                                                       Acquisition
20072130        No                                                       Acquisition
20062020        No                                                       Acquisition
20062077        No                                                       Acquisition
20061993        No                                                       Refinance
20061960        No                                                       Acquisition
20061952        No                                                       Refinance
20061978        No                                                       Refinance
20062026        No                                                       Acquisition
20062005        No                                                       Acquisition
20072093        No                                                       Acquisition
20061963        No                                                       Acquisition
20062048        No                                                       Refinance
20061798        No                                                       Refinance
20061924        No                                                       Refinance
20061954        No                                                       Refinance
20061955        No                                                       Refinance
20061998        No                                                       Refinance
20061816        No                                                       Acquisition
20061991        No                                                       Acquisition
20062031        No                                                       Refinance
20061875        No                                                       Acquisition
20061977        No                                                       Refinance
20061956        No                                                       Refinance
20061949        No                                                       Acquisition
20062029        No                                                       Refinance
29175           No                                                       Refinance
29863           No                                                       Refinance
29243           No                                                       Refinance
29689           No                                                       Acquisition
29490           No                                                       Refinance
29761           No                                                       Refinance
28739           No                                                       Acquisition
29198           No                                                       Acquisition
29886           No                                                       Refinance
29032           No                                                       Refinance
29199           No                                                       Refinance
29082           No                                                       Refinance
29793           No                                                       Refinance
29059           No                                                       Refinance
29212           No                                                       Refinance
29323           No                                                       Acquisition
29733           No                                                       Acquisition
29170           No                                                       Refinance
28416           No                                                       Acquisition
29258           No                                                       Refinance
29638           No                                                       Acquisition
28989           No                                                       Acquisition
29775           No                                                       Acquisition
29667           No                                                       Refinance
28348           No                                                       Acquisition
28346           No                                                       Acquisition
29113           No                                                       Refinance
27963           No                                                       Refinance
28893           No                                                       Acquisition
28720           No                                                       Acquisition
29464           Yes                     Newmark (cashiering)             Refinance
29066           No                                                       Refinance
27653           Yes                     Wachovia [CD 2007-CD4]           Refinance
28399           Yes                     Midland [JPMCC 2007-CIBC18]      Refinance
29022           Yes                     Midland [COMM 2006-C8]           Refinance

 IMPORTANT NOTICE REGARDING THESE MATERIALS

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

IRS CIRCULAR 230 NOTICE THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.